                                                                    EXHIBIT 99.3

                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                         NOTICE OF GUARANTEED DELIVERY


     This form or one substantially equivalent to this form must be used to accept the offer (the "Exchange Offer") of Transcontinental Gas Pipe Line Corporation to exchange an aggregate principal amount of up to $300,000,000 of its 7% Series B Notes due August 15, 2011 (the "New Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 7% Series A Notes due August 15, 2011 (the "Old Notes"), which were issued in offerings under Rule 144A and Regulation S of the Securities Act that were not registered under the Securities Act. The Exchange Offer will expire at 5:00 p.m., New York City time, on January 10, 2002, unless extended (as it may be extended, the "Expiration Date"). As described in the enclosed Prospectus, dated December 11, 2001 (the "Prospectus"), if you are a registered holder of Old Notes and wish to tender your Old Notes, but (1) the certificates for Old Notes are not immediately available, (2) time will not permit your certificates for Old Notes or other required documents to reach Citibank, N.A., as exchange agent (the "Exchange Agent"), before the Expiration Date or (3) the procedure for book-entry transfer cannot be completed before the Expiration Date, you may effect a tender of your Old Notes if (1) the tender is made through an Eligible Guarantor Institution (as defined in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes"); (2) prior to the Expiration Date, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, and the amount of Old Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery. These documents may be sent by overnight courier, registered or certified mail or facsimile transmission. If you elect to use this procedure, you must also guarantee that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes") of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company (including the Agent's Message (as defined in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes") that forms a part of the Book-Entry Confirmation), as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and (3) the Exchange Agent receives the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company, as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other required documents or, in the case of a Book-Entry Confirmation, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent's Message instead of the Letter of Transmittal, in each case, within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.


                  Delivery to: CITIBANK, N.A., Exchange Agent


By Regular or Certified Mail:               By Facsimile:              By Overnight Courier or Hand:
                               (Eligible Guarantor Institutions Only)
        Citibank, N.A.                     Citibank, N.A.                      Citibank, N.A.
 111 Wall Street, 15th Floor         111 Wall Street, 15th Floor        111 Wall Street, 15th Floor
      New York, NY 10043                 New York, NY 10043                  New York, NY 10043
  Attention: Citibank Agency         Attention: Citibank Agency          Attention: Citibank Agency
       & Trust Services                   & Trust Services                    & Trust Services
                                         Fax: (212) 825-3483
                                       To Confirm by Telephone
                                      or for Information Call:
                                           Citibank, N.A.
                                     111 Wall Street, 15th Floor
                                         New York, NY 10043
                                     Attention: Citibank Agency
                                          & Trust Services
                                        Phone: (800) 422-2066


     DELIVERY OF A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE.

Ladies and Gentlemen:

     Subject to the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to Transcontinental Gas Pipe Line Corporation the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

CERTIFICATE NOS. (IF KNOWN) OF OLD NOTES
           OR ACCOUNT NO. AT                      AGGREGATE PRINCIPAL                   AGGREGATE PRINCIPAL
      THE DEPOSITORY TRUST COMPANY                AMOUNT REPRESENTED                     AMOUNT TENDERED*


* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
--------------------------------------------------------------------------------

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE


 X -------------------------------------------------------     ----------------------------------------
 X -------------------------------------------------------     ----------------------------------------
                 Signature(s) of Owner(s)                                        Date
                 or Authorized Signatory

         Area Code and Telephone Number: (       )

         --------------------------------------------------------------------

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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--------------------------------------------------------------------------------

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Capacity:
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Address(es):
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                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, an Eligible Guarantor Institution, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three NYSE trading days after the Expiration Date.

------------------------------------------------------       ------------------------------------------------------
                     Name of Firm                                             Authorized Signature

------------------------------------------------------       ------------------------------------------------------
                       Address                                                       Title

                                                                                     Name:
------------------------------------------------------           ----------------------------------------------
                       Zip Code                                              (Please Type or Print)

                Area Code and Tel. No.                                               Dated:
             ---------------------------                         ----------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                        3